UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2012

U.S. BANCORP

(Exact name of registrant as specified in its charter)

1-6880

(Commission File Number)

DELAWARE	41-0255900
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices and zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On January 19, 2012, U.S. Bancorp, a Delaware corporation (the “Company”), filed a Certificate of Designations for the purpose of amending its Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of its Series F Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share and a liquidation preference of $25,000 per share (the “Preferred Stock”). A copy of the Certificate of Designations is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On January 23, 2012, the Company closed the sale of 44,000,000 Depositary Shares, with each Depositary Share representing ownership of 1/1,000th of a share of the Company’s Preferred Stock, which were registered pursuant to a registration statement on Form S-3 (SEC File No. 333-173636) which was automatically effective on April 21, 2011 (the “Registration Statement”). The following documents are being filed with this report on Form 8-K and shall be incorporated by reference into the Registration Statement: (i) Underwriting Agreement dated January 18, 2012, among the Company and Morgan Stanley & Co. LLC, Goldman, Sachs & Co., and U.S. Bancorp Investments, Inc., as representatives of the underwriters, which incorporates by reference the U.S. Bancorp Underwriting Agreement Standard Provisions (Preferred Stock, Which May Be Represented by Depositary Shares) (January 18, 2012); (ii) Certificate of Designations of the Company dated January 19, 2012; (iii) Deposit Agreement dated January 23, 2012 between U.S. Bancorp and U.S. Bank National Association and the holders from time to time of the Depositary Receipts described therein; (iv) form of Depositary Receipt; and (v) validity opinion with respect to the Depositary Shares and the Preferred Stock.

On January 23, 2012, the Company submitted redemption notices to the property trustee for each trust listed below, which will result in the redemption of the trust preferred securities identified below on the redemption date specified for each security. The trust preferred securities will be redeemed at the redemption price of $25 per trust preferred security plus accrued and unpaid distributions through the redemption date. The USB Capital VIII trust preferred securities have been callable at any time on or after December 29, 2010, and the USB Capital X trust preferred securities have been callable at any time on or after April 12, 2011. Under applicable regulatory capital guidelines issued by bank regulatory agencies, upon notice of redemption, these trust preferred securities will no longer qualify as Tier 1 capital for the Company. These redemptions are consistent with the capital plan the Company submitted to the Federal Reserve Board, and will be funded by proceeds from the sale of Depositary Shares described above.

Trust	Security	Principal Amount	CUSIP	Redemption Date
USB Capital VIII	6.35% Trust Preferred Securities	$375,000,000	903307205	February 22, 2012
USB Capital X	6.50% Trust Preferred Securities	$500,000,000	91731L207	February 22, 2012

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated January 18, 2012, among the Company and Morgan Stanley & Co. LLC, Goldman, Sachs & Co., and U.S. Bancorp Investments, Inc. as representatives of the underwriters named therein.

1.2	U.S. Bancorp Underwriting Agreement Standard Provisions (Preferred Stock, Which May Be Represented by Depositary Shares) (January 18, 2012).

4.1	Certificate of Designations of U.S. Bancorp with respect to Series F Non-Cumulative Perpetual Preferred Stock dated January 19, 2012.

4.2	Form of certificate representing the Series F Non-Cumulative Perpetual Preferred Stock.

4.3	Deposit Agreement dated January 23, 2012 between U.S. Bancorp, U.S. Bank National Association and the holders from time to time of the Depositary Receipts described therein.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

5.1	Validity opinion of Squire Sanders (US) LLP.

23.1	Consent of Squire Sanders (US) LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

Date: January 23, 2012	By:	/s/ Lee R. Mitau
Lee R. Mitau
Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

(d)	Exhibits.

1.1	Underwriting Agreement, dated January 18, 2012, among the Company and Morgan Stanley & Co. LLC, Goldman, Sachs & Co., and U.S. Bancorp Investments, Inc. as representatives of the underwriters named therein.

1.2	U.S. Bancorp Underwriting Agreement Standard Provisions (Preferred Stock, Which May Be Represented by Depositary Shares) (January 18, 2012).

4.1	Certificate of Designations of U.S. Bancorp with respect to Series F Non-Cumulative Perpetual Preferred Stock dated January 19, 2012.

4.2	Form of certificate representing the Series F Non-Cumulative Perpetual Preferred Stock.

4.3	Deposit Agreement dated January 23, 2012 between U.S. Bancorp, U.S. Bank National Association and the holders from time to time of the Depositary Receipts described therein.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

5.1	Validity opinion of Squire Sanders (US) LLP.

23.1	Consent of Squire Sanders (US) LLP (included as part of Exhibit 5.1).